SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2006


                            LITTLEFIELD CORPORATION.
                            ------------------------
             (exact name of registrant as specified in its charter)




          Delaware                      0-24805               74-2723809
          --------                      -------               ----------
(State or other jurisdiction        (Commissions File       I.R.S. Employer
      of incorporation)                  Number)         Identification Number)





2501 North Lamar Blvd., Austin, Texas                          78705
-------------------------------------                          -----
(Address of principal executive offices)                    (Zip Code)





       Registrant's telephone number, including area code: (512) 476-5141

        (Former name or former address, if changed since last report.) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Littlefield Corporation (OTCBB: LTFD) announces that Troy Zinn has resigned as Chief Financial Officer effective immediately.


Item 9.01. Financial Statements and Exhibits

   (c)  Exhibits.

          Exhibit
           No.
         -----------
             99      News Release dated July 10, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 10, 2006


                    Littlefield Corporation


                    By: /s/ Jeffrey L. Minch
                        --------------------------------------------
                        Name:  Jeffrey L. Minch
                        Title: President and Chief Executive Officer